Q3 2026 Earnings Supplement November 3, 2026 Exhibit 99.2

Disclosures This presentation includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical facts contained in this presentation, including statements regarding the outcome of the operational and portfolio reviews, the costs, cash outlays, benefits, timing and financial impacts of the actions that may be taken or transactions entered into in connection with the operational and portfolio reviews, Flywire’s ability to successfully implement Flywire’s business plan, future results of operations and financial position, business strategy and plans, market growth and Flywire’s objectives for future operations, are forward -looking statements. The words “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “plans,” “potential,” “seeks,” “projects,” “should,” “could” and “would” and similar expressions are intended to identify forward -looking statements, although not all forward-looking statements contain these identifying words. Flywire has based these forward-looking statements largely on Flywire’s current expectations and projections about future events and financial trends that Flywire believes may affect Flywire’s financial condition, results of operations, business strategy, short-term and long-term business operations and objectives, and financial needs. These forward-looking statements are subject to a number of risks, uncertainties and assumptions that are described in the "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" sections of Flywire's Annual Report on Form 10-K for the year ended December 31, 2025 and Quarterly Report on Form 10-Q for the quarter ended June 30, 2026, which are on file with the Securities and Exchange Commission (SEC) and available on the SEC’s website at www.sec.gov. Additional factors may be described in those sections of Flywire’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2026, expected to be filed with the SEC in the fourth quarter of 2026. In light of these risks, uncertainties and assumptions, the forward -looking events and circumstances discussed in this presentation may not occur and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements. You should not rely upon forward- looking statements as predictions of future events or performance. In addition, projections, assumptions and estimates of the future performance of the industries in which Flywire operates and the markets it serves are inherently imprecise and subject to a high degree of uncertainty and risk. All financial projections contained in this presentation are forward -looking statements and are based on Flywire’s management’s assessment of such matters. It is unlikely, however, that the assumptions on which Flywire has based its projections will prove to be fully correct or that the projected figures will be attained. Flywire’s actual future results may differ materially from Flywire’s projections, and it makes no express or implied representation or warranty as to attainability of the results reflected in these projections. Investments in Flywire’s securities involve a high degree of risk and should be regarded as speculative. The information in this presentation is provided only as of November 3, 2026, and Flywire undertakes no obligation to update any forward-looking statements contained in this presentation on account of new information, future events, or otherwise, except as required by law. This presentation contains certain non-GAAP financial measures as defined by SEC rules. Flywire has provided a reconciliation of those measures to the most directly comparable GAAP measures, which is available in the Appendix. The company has not provided a quantitative reconciliation of forecasted FX-Neutral Revenue Less Ancillary Services Growth to forecasted GAAP Revenue Growth or forecasted Adjusted EBITDA Margin Growth to forecasted GAAP Net Income Margin Growth or to forecasted GAAP net income (loss) before income taxes within this presentation because Flywire is unable, without making unreasonable efforts, to calculate certain reconciling items with confidence. These items include but are not limited to income taxes which are directly impacted by unpredictable fluctuations in the market price of the company's stock and in foreign exchange rates.

How We Do It

Three assets that are rare, difficult to replicate, and only strengthen over time

	Industry-Leading Software	Global Payment Platform	Our FlyMates
			
	Vertical software deeply integrated into clients' core systems	*Multi-rail, regulated flows across 240+ countries and territories — built on scale and trust*	*Vertical experts with in-region presence across 16 countries*
UNIQUE	✓ Can't be replicated by off the shelf tools ✓ Deep SIS, ERP, and EHR integrations	✓ MOR + PayFac capabilities ✓ Serves complex regulated payer journeys others can't	✓ True vertical experts, not generalists ✓ In -region presence globally
DURABLE	✓ Switching from Flywire = major systems overhaul	✓ Scale unlocks deeper capabilities over time	✓ Domain knowledge compounds with tenure

Backed by highly localized, verticalized support Clients Look to Flywire to Solve Payments Complexity Client Delivered in client’s environment ✔ One integration ✔ Settled in their currency ✔ Posted to system of record ✔ Disputes handled end-to-end ✔Around-the-clock team with excellent payment and product knowledge across 25 languages and 16 countries ✔An AI-first strategy that pairs rapid self-service with skilled care for complex cases Flywire Handles complexity ✔ Specialized workflows ✔ Compliance & screening ✔ FX, banking & settlement ✔ ERP integration & reconciliation ✔ Global payer support Payer Selects from available payment methods ✔ Bank transfers ✔ Cards ✔ Local wallets ✔ Emerging methods

A Moat Built on Complexity & Network

- A network across 240+ countries and territories
- High switching costs and network complexity create durable competitive advantage
- The deeper the vertical, the harder to replicate – and the harder to leave

Flywire's Differentiated Market Position



OTHERS
Broad Solutions with Some ERP Integrations
flywire
Deeply Specialized & Integrated
Leading platform combining deep vertical integration with global payment scale
OTHERS
Horizontal, Fragmented Solutions
OTHERS
Niche Specialists w/o Full Integration
INTEGRATED PAYMENT NETWORK
High
Low
Low
High
VERTICAL SPECIALIZATION

240+ countries & territories 1,200+ local payment options 140+ currencies Optimized intelligent transaction routing ~6,000 geographic corridors Domestic + cross-border payments Scalable global settlement infrastructure Broad local clearing & local payment methods Our Global Network Today We’ve built a global, regulatory-grade infrastructure platform that is very hard to replicate

US EDU Spotlight

Typical manual workflows for Student Finance Offices SIS / ERP Payment processor International payments Payment plan provider Paper checks & 529s Messaging tool Collection agency Spreadsheets Student Financial Office Deposit portal Billing vendor

How to get every financial moment right, for every student FRAGMENTED FINANCIAL EXPERIENCE Scattered touches across tools and to-do lists Acceptance & Enrollment Deposits post to the account Registration & Billing Statements that stay current Payment Arrangements Plans, 529, scholarships Account Management At-risk students flagged early SYNCED WITH STUDENT INFORMATION SYSTEMS IN REAL-TIME Banner & Colleague | PeopleSoft | Workday Student and many more! ! Deposits land in a separate portal ! Static bills create calls ! Which portal has her plan?? ! Send collections file to agency ! Export, fix, re-import into SIS ON FLYWIRE SFS Every financial moment, one connected experience

1,000,000+ payment plans activated through Flywire in the US When the experience is easier, more students find the help they need. +50% improvement schools have seen in payment plan adoption with Flywire 1. Payment plans activated through Flywire since SFS launched, Flywire platform data. 2. Client-reported increase in payment plan enrollment before and after moving to Flywire. More than a million times, a student who needed flexibility got it 80% of students say they need help affording school (1) (2)

STUDENT FINANCIAL SOFTWARE

Your unified suite for every student financial moment



flywireU
Dashboards
Virtual Terminal
Payer Home
Payer Search
NEW RELEASE
Actions
My Account
David King - U111111111
Payer Actions
Export To Excel
ID
DATE
ACCOUNT
1125869
10/16/2026
8:13 AM CDT
David King
U111111111
1123011
10/13/2026
6:16 PM CDT
1123010
10/13/2026
5:58 PM CDT
TYPE
STATUS
METHOD
AMOUNT
Regular
Success
Checking
3456
$626.00
Cashiering
You are paying for David King (U111111111)
Almost Finished, Please Review and Confirm
Payment Information
Fall Term 2026
Total:
$626.00
Confirm
$93M+ (1)
saved before accounts reach collections

SFS Full Suite	Billing	Payments	Payment Plans	Collection Management

Add-ons	1098-T Delivery	eRefunds	Secure Checkout	Virtual Terminal	Cashiering	eStore	Third-Party Invoicing

1. Estimated cumulative collection cost savings across enrolled collection management clients since 2016. Assumes an average net savings of ~20% on collected balances compared to standard third-party collection agency fees (25%–30%), net of Flywire platform software costs. Derived from internal SFS historical transaction records.

Collect directly to keep more students and more revenue DOING MORE WITH LESS Chasing past-due balances is costly and ineffective, and collections agencies are an expensive last resort. Collection Management automates the process and gives students flexibility to pay or get on a plan, and stay enrolled. Available now Analytics Dashboard Available now Standard plans

DOING MORE WITH LESS

Digitizing every way students pay

Schools asked us to take the paper out of education payments. We started with 529s and kept going.

55+ distinct 529 plans now connected.

Available now — 529s and Sponsors

Available now — Scholarship Disbursements



New
529 Savings Plans
Corporate & Government Sponsors
Federal Student Aid
Outside Scholarships
Flywire
Digitized and processed via Flywire's proprietary payments network
University in the US
Posted directly to the student account with all details and information attached

~830 institutions connected

1.0M+ paper checks eliminated since inception (1)

$11.5B+ digitized since inception (2)

Note: As of October 2026

Note (1): Represents total cumulative number of completed payments since 529 product launch in 2022

Note (2): Represents cumulative total money moved since 529 product launch in 2022

Q3 2026 Performance

$250.3M revenue $74.5M* net income 61.0% gross margin *Q3 2026 reflects a $39M Tax benefit ($25M recognized as a one-time benefit and $14M reflected in the full-year effective tax rate) related to the release of the valuation allowance. Also Q3 2026 includes $0.5M FX loss compared to a $0.6M FX loss in Q3 2025. GAAP Financial Highlights Q3 2026

Key Operating Metrics (Non-GAAP) Q3 2026 $17.8B total payment volume +27.7%1 YoY $155.8M adjusted gross profit 22.2%1 YoY, 63.7%2 $79.5M adjusted EBITDA 39.2%1 YoY, 32.5%2 $244.5M revenue less ancillary services +26.0%1 YoY 1. Represents Y-o-Y Growth as compared to Q325 2. Represents Margins as % of RLAS (Revenue Less Ancillary Services) See Appendix for reconciliation to GAAP amounts

Q3 Actual Performance vs. Guidance: Strong Beat Across the Board

	Actual	Guide[2]	Beat
	Q3 2026	Q3 2026	
Total RLAS[1]	$245M	$230M	+$15M
Y/Y RLAS Spot Growth (%)	26%	19%	~700 bps
Y/Y RLAS FxN Growth (%)	26%	19%	~700 bps
aEBITDA[1]	~$80M	$72M	+$8M
aEBITDA Margin expansion - YoY	~310 bps	+200 bps	~110 bps

RLAS variance to Guide Mid-Point:

- ✓ Beat FxN Revenue growth by ~ 700 bps primarily due to Strength in EDU (UK) and Travel
- ✓ Reported $ Spot revenue beat by $15M

Adjusted EBITDA Variance Mid-Point:

- ✓ Adjusted EBITDA was ~$80M, ahead of the guide driven by top line beat and operational cost discipline

1. In US dollars millions 2.Refers to mid-point of guidance ranges, where applicable

Driving Productivity/Leverage Across All Opex Lines

Sales & Marketing [1]



16.6%
19.9%
16.4%
17.4%
13.0%
Q325
Q4 25
Q1 26
Q2 26
Q3 26

Technology & Development [1]



6.4%
8.6%
7.8%
8.7%
5.2%
Q325
Q4 25
Q1 26
Q2 26
Q3 26

General & Admin [1, 2]



13.9%
17.2%
15.4%
16.9%
13.9%
Q325
Q4 25
Q1 26
Q2 26
Q3 26

1. *Measures non-GAAP operating expenses as % of revenue less ancillary services (RLAS)*
2. *G&A includes $3.6M of chargebacks that primarily reflects reserves for anticipated losses within our travel vertical prompted by isolated client insolvencies*

Opportunities to Scale

- GTM Leverage: prioritizing Enterprise accounts (>$100k ARR, low churn) allows GTM to scale efficiently
- Leaning more into digital marketing for Travel
- AI tools capturing winning tactics from live client interactions to deliver continuous coaching, cutting new rep ramp times and boosting ARR per rep

- Coding with AI... code retirement, conflict resolution, bug fixes, and test maintenance — reallocating developer capacity toward core product innovation
- Transition to a modular "build once, deploy everywhere" payment architecture that eliminates legacy tech debt and increases feature deployment velocity across all vertical

- Data architecture investments to drive insights and predictive/ML/AI capabilities. Certified single source of truth.
- Highly scalable support, compliance and legal functions thanks to automation initiatives
- New ERP & HRIS systems drive efficiency across financial close, reconciliation, and workforce management

Selected Customer Wins: Q3 2026 Strong New Client Wins & Expansion Across Existing Customers 2 SIGNED SFS DEALS NEW LIVE ACCOUNTS & MAJOR EXPANSIONS Centennial College Private university in California

2026 & Q4 Financial Outlook

Q4 2026 Outlook 1. Flywire has not provided a quantitative reconciliation of forecasted FX Neutral revenue to GAAP revenue and Adjusted EBITDA margin to forecasted GAAP Net Income margin within this presentation because Flywire is unable, without making unreasonable efforts, to calculate certain reconciling items with confidence. These items include, but are not limited to income taxes which are directly impacted by unpredictable fluctuations in the market price of Flywire's stock and in foreign exchange rates. 2. As of 9/30/2026 exchange rates. As of November 3, 2026 FX changes vs 9/30/2026 rates were relatively immaterial FX-Neutral Revenue Less Ancillary Services Growth Adjusted EBITDA1 Margin Expansion (YoY) Total Flywire 14-20% YoY FXN 330-530 bps Estimated FX Benefit on RLAS: ~0-1% 2

FY 2026 Outlook 1. Flywire has not provided a quantitative reconciliation of forecasted Adjusted EBITDA margin to forecasted GAAP Net Income margin within this presentation because Flywire is unable, without making unreasonable efforts, to calculate certain reconciling items with confidence. These items include, but are not limited to income taxes which are directly impacted by unpredictable fluctuations in the market price of Flywire's stock and in foreign exchange rates 2. As of 9/30/2026 exchange rates. As of November 3, 2026 FX changes vs 9/30/2026 rates were relatively immaterial FX-Neutral Revenue Less Ancillary Services Growth Adjusted EBITDA1 Margin Expansion (YoY) Total Flywire 25-27% YoY FXN 300-360 bps Estimated FX Benefit on RLAS: ~2% 2

FY 2026 Guidance Assumptions EDU Macro Assumptions: no change to revenue (ex CAN) - lowering some visa assumptions Revenue Approx. 3-4% coming from payment processing ramps. Additionally, Sertifi inorganic contributed approx. 1.5% of total Flywire growth. Gross Margins Adjusted Gross Profit margin expected to decline ~300-325 bps in FY2026 due to payment processing ramp. Excl ramp, GM % decline would be ~200 bps for FY26, and exiting into 2027 in the normal ~100-200 bps annual range. aEBITDA (%) Improved productivity & operating leverage, supporting our ability to grow operating expenses more efficiently relative to gross profit. 2026 Guidance Context North America U.S. visas down 30%; CAN visas down >10%. Offset by new client growth & upsells to domestic payments. US education revenue to grow LSD % in 2026. Increasing CAN EDU revenue assumption (now expected to grow >10% YoY). EMEA Assuming UK revenue growth below company average, deceleration in 2H vs 1H (prudent on visas). Continued strong EMEA revenue growth (above company average) from further market share gains. APAC Assuming visas down ~20% in AUS, while still assuming modest LSD revenue growth. Watching tighter visa requirements for Indian students in AUS.

Capital Allocation & Structure

Capital Allocation Strategy Overview Organic Growth Investments Geographic expansion GTM enhancement Deeper software integrations Ecosystem expansions with Strategic Payables & International Agent solutions Strategic Acquisitions Accelerate within existing industry and / or geographies New product capability for cross-sells & upsells Enter new geographies or regions Share Buybacks Share Repurchase Program enables purchasing when projected return exceeds our cost of equity Prudent approach in maintaining operational liquidity and financial flexibility for organic investments & strategic M&A

Q3 2026 Corporate Cash & Liquidity Cash and liquidity bridge (US$M) (1) Please see definitions and reconciliations to the comparable GAAP metrics in the appendix 167 6/30/26 Corporate cash¹ +72 FCF (4) M&A (1) Other 234 9/30/26 Corporate cash¹ +300 Credit facility (undrawn) 534 9/30/26 total liquidity

Share Buybacks: ~$177M since program start Authorized $300M (-) Repurchases through 09/30/26 ($177M) Remaining $123M ● Net dilution kept below 3% target: Buybacks expected to keep net dilution below 2% in 2026 ● Exceeded Dilution Offset: Repurchased 12.1M shares vs. 12.0M issued to employees or exercised via options since 2024 (US$M) Shares Repurchased 2.3M 5.7M 4.0M 12.1M Average Price1 $18.84 $13.04 $14.62 $14.68 1 Excludes Commissions

Appendix

Revenue Less Ancillary Services and Adjusted Gross Profit Reconciliations $USD in Millions (unaudited) All dollar amounts are rounded and as a result, certain amounts may not recalculate using the rounded amounts provided.

Revenue Less Ancillary Services Disaggregation by Revenue Type $USD in Millions (unaudited) All dollar amounts are rounded and as a result, certain amounts may not recalculate using the rounded amounts provided.

FX Neutral Revenue Less Ancillary Services Reconciliation $USD in Millions (unaudited) All dollar amounts are rounded and as a result, certain amounts may not recalculate using the rounded amounts provided.

Net Income to Adjusted EBITDA Reconciliation $USD in Millions (unaudited) All dollar amounts are rounded and as a result, certain amounts may not recalculate using the rounded amounts provided.

Non-GAAP Operating Expenses Reconciliation $USD in Millions (unaudited) All dollar amounts are rounded and as a result, certain amounts may not recalculate using the rounded amounts provided.

Net Margin, EBITDA Margin, and Adjusted EBITDA Margin $USD in Millions (unaudited) All dollar amounts are rounded and as a result, certain amounts may not recalculate using the rounded amounts provided.

Free Cash Flow Reconciliation $USD in Millions (unaudited) All dollar amounts are rounded and as a result, certain amounts may not recalculate using the rounded amounts provided.

Corporate Cash Reconciliation $USD in Millions (unaudited) All dollar amounts are rounded and as a result, certain amounts may not recalculate using the rounded amounts provided.

Non-GAAP Definitions ● Revenue Less Ancillary Services. Revenue Less Ancillary Services represents the Company’s consolidated revenue in accordance with GAAP less (i) pass-through cost for printing and mailing services and (ii) marketing fees. ● Adjusted Gross Profit and Adjusted Gross Margin. Adjusted gross profit represents Revenue Less Ancillary Services less cost of revenue adjusted to (i) exclude pass-through cost for printing services, (ii) offset marketing fees against costs incurred and (iii) exclude depreciation and amortization, including accelerated amortization on the impairment of customer set-up costs tied to technology integration, if applicable. Adjusted Gross Margin represents Adjusted Gross Profit divided by Revenue Less Ancillary Services. ● Adjusted EBITDA. EBITDA represents our consolidated net income (loss) in accordance with GAAP adjusted to exclude (i) interest expense, (ii) interest income, (iii) (benefit from) provision for income taxes and (iv) depreciation and amortization. Adjusted EBITDA represents EBITDA further adjusted by excluding (a) stock-based compensation expense and related payroll taxes, (b) the impact from the change in fair value measurement for contingent consideration associated with acquisitions,(c) gain (loss) from the remeasurement of foreign currency, (d) indirect taxes related to intercompany activity, (e) acquisition related transaction costs, (f) employee retention costs, such as incentive compensation, associated with acquisition activities, (g) restructuring costs, and (h) gain (loss) from investments. ● Adjusted EBITDA Margin. Adjusted EBITDA Margin represents Adjusted EBITDA divided by Revenue Less Ancillary Services. ● FX Neutral Revenue Less Ancillary Services. FX Neutral Revenue Less Ancillary Services represents Revenue Less Ancillary Services adjusted to show presentation on a FX Neutral basis. The FX Neutral information presented is calculated by translating current-period results using prior-period weighted average foreign currency exchange rates.

Non-GAAP Definitions ● Non-GAAP Operating Expenses. Non-GAAP Operating Expenses represents GAAP Operating Expenses adjusted by excluding (i) stock- based compensation expense and related payroll taxes, (ii) depreciation and amortization, (iii) acquisition related transaction costs, if applicable, (iv) employee retention costs, such as incentive compensation, associated with acquisition activities, (v) the impact from the change in fair value measurement for contingent consideration associated with acquisitions and (vi) restructuring costs. ● Free Cash Flow. Free Cash Flow represents the Company’s net cash provided by (used in) operating activities less (i) purchases of property and equipment and (ii) capitalization of internally developed software and excluding (iii) changes in funds receivable from payment partners and (iv) changes in funds payable to clients, ● Corporate Cash. Corporate Cash represents the Company’s (i) cash and cash equivalents, (ii) short-term investments, (iii) long-term investments, excluding (iv) funds receivable from payment partners and (v) funds payable to clients.